UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Eric W. Falkeis
Professionally Managed Portfolios
777 East Wisconsin Avenue
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-5301
Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period:  June 30, 2012

Item 1. Report to Stockholders.

\
ANNUAL REPORT

Year Ended

June 30, 2012

Portfolio 21
Dear Shareholders and Friends,

As the global economy continues to grow at a pace more slow and uneven than that hoped for by many investors, the mood of the world’s stock and bond markets remains nervous and cautious.  Most investors and the media have become focused on the dramatic stories of the global economy, which tend to involve countries with too much debt.  Markets have been driven by perceptions of what central bankers and government policymakers say they will do to “stimulate” global economic growth.  Portfolio 21 is mindful of the global economy, but we concentrate on the fundamental and environmental performance of individual companies.  And we know that many company’s management teams are focused on moving their businesses forward and are not waiting for the world’s central bankers’ latest policy pronouncements.

Today we are able to find companies that are adjusting to the conditions of slow and uneven growth, finding ways to improve their businesses, and move their environmental practices toward more competitive positions.  Consider the Swedish ball bearing producer, SKF.  In response to a slowdown in global manufacturing, the company is adjusting throughput to account for slower demand from Asia and Europe.  Yet, SKF is pushing its “BeyondZero” initiative even harder as it aims to reduce the environmental impact of company operations and assist customers in improving their environmental performance.  Many stocks that interest us have become cheaper than we might have expected, which is exciting in the cases where we have not yet bought, but quite a disappointment in terms of the ones we already own.  We have taken advantage of the general decline in the price of economically sensitive stocks to buy more of what we believe to be the very best quality companies.

Over the past twelve months ending June 30, 2012, the period covered by this report, global investors have been struggling through the implications of the seemingly endless unfolding of the debt crisis and slower-than-hoped-for economic growth in China and the United States.  Yes, we had some hopeful days of good news, but on balance the negative revelations have outweighed the positives.  In terms of investment performance, Portfolio 21 has struggled a bit and we are frankly disappointed in the results, as the fund lagged the global equity markets.  We greatly appreciate your patience and loyalty during this period.

As of June 30, 2012, the fund’s assets were $358.7 million.  Performance is presented below:

					Gross
		Average Annual			Expense
	1 Year	3 Years	5 Years	10 Years	Ratio
Retail
Inception: 9/30/99	-9.34%	7.86%	-2.82%	5.58%	1.47%

Institutional
Inception: 3/30/07	-9.09%	7.99%	-2.54%	N/A	1.17%
MSCI World Equity Index
(Gross total return)	-4.42%	11.58%	-2.40%	5.74%
MSCI World Equity Index
(Net total return)	-4.98%	10.97%	-2.96%	5.18%

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-877-351-4115.  The Fund imposes a 2% redemption fee on shares held for less than 60 days.  Performance data quoted does not reflect the redemption fee.  If reflected, total return would be reduced

On the important matter of environmental performance, although there is no specifically identified immediate economic reward for excellent environmental practices, none of our holdings were divested for environmental, social, or governance (ESG) reasons.  In fact, our holdings continue to set the high bar for other companies worldwide.

Direct engagement with companies is fundamental to Portfolio 21’s commitment in finding companies with superior environmental initiatives.  Over the course of the year, our Research Analysts monitor news feeds and company publications, and correspond with company managements.  While we track companies’ achievements we also seek clarification when companies fall short.

For instance, in February 2012 the New York Times published an article entitled “In China, Human Costs Built into an iPad.”  The article revealed unethical practices were discovered by Apple during audits, yet suppliers were not always forced to make changes.  While supply chains are complex, Portfolio 21 expects Apple to ensure corrective actions when violations take place.  We were very concerned about the article’s description of Apple appearing to prioritize profit over worker safety.  We contacted the company to express these concerns and within a week Apple responded that the Fair Labor Association (FLA) would be conducting special voluntary audits of Apple’s final assembly suppliers, and that the FLA would make their findings and recommendations publicly available.  Although we acknowledge this was a significant error in Apple’s supply chain management, the company responded responsibly and was not divested from the fund.

All of our holdings are reviewed on an annual basis to confirm that they continue to meet our investment criteria.  Over the last year, we reviewed 92 companies.  We found no egregious actions worthy of divestment, but our Research Analysts sought additional communication with eight companies.  Topics of engagement included clarification surrounding key performance calculations, revenues earned from military contracts, and new acquisitions.

While the investment returns of the past year are not something that we are pleased with, many of the companies we are invested in have in fact produced impressive financial results.  This good corporate performance, combined with the noted decline in stock prices, has given us the opportunity to increase our holdings in companies that we believe are the world’s best in terms of environmental management and future potential financial results.

Portfolio 21’s Investment Team focuses on finding companies that have demonstrated excellence both from a financial perspective as well as from an environmental perspective.  Our Research Analysts engage directly with companies in our worldwide research effort, and our work is detailed and specific to each company we examine.  That is how we seek to produce good long-term investment results, by concentrating on individual company fundamentals, environmental practices, and stock valuations.  Unilever is a good example of a recent fund addition is this regard.  The company has realized a return-on-equity over the last twelve months that was significantly higher than its global sector peers and more than double that of the MSCI World Equity Index.  Unilever demonstrates an environmental awareness not realized by many large companies.  In 2009, Unilever launched its Sustainable Living Plan.  The plan contains over 50 targets that will assist the company in halving its environmental impacts by 2020.  Unilever has also created an Agriculture Code, to which 100% of its suppliers/farmers must comply by 2020.  Standards outlined include agrochemicals, soils, water, biodiversity, energy, and waste.  Unilever’s plan also sets goals for the company’s packaging use, energy use, logistics, and waste.  2020 targets include:  reduce packaging weight by one-third; reduce carbon dioxide emissions from its logistics network to 2010 levels, and reduce carbon dioxide emissions from energy used at factories to 2008 levels or below.  Furthermore, the company pays a nice dividend to shareholders and its five-year average price-to-earnings ratio is below sector peers and the MSCI World Equity Index.

We believe that our high standards in these areas give us an advantage; conversely, we are clear in the fact that we have no advantage when it comes to trying to outguess the world’s central bankers or in trying to predict the very next turn in the global economy.  We think we have a pretty good idea of what’s going on with the long-term fundamentals and environmental strategies of the companies we are interested in as investments, but when it comes to the short-term global economy, we are observers developing a view along with the rest of the pack.

Our view is that the global economy is in an extended period of adjustment and the problems associated with the debt load and generous retirement and social service promises accumulated over the prior decades have no solutions.  The best the world’s policy makers and central bankers can do is to buy time so that the rest of us can get use to living with these problems and we can all make required adjustments.  People, governments, and companies are all adjusting differently, and we are working hard to own the companies best able to adjust.  Sadly and ironically, we could probably make the same type of comment about climate change.

The decline in the prices of economically sensitive stocks and commodities, accompanied by the rise in demand for so called “safe haven” assets, demonstrates that investors are gearing up for continued economic struggles ahead.

1 Year return
(Simple Price Appreciation)
Economically Sensitive Assets
NYMEX WTI Crude Oil	-15.06%
NYMEX Natural Gas	-35.44%
LME Copper	-18.29%
ICE Cotton	-25.71%
MSCI World/Materials Index	-23.81%
MSCI World/Industrials Index	-11.71%

Defensive Assets
U.S. Dollar Index	+9.86%
Gold Spot	+6.48%
Yen Spot	+0.95%
Barclays Capital U.S. 7-10 Year Treasury Bond Index	+15.59%
Barclays Capital U.S. 20+ Year Treasury Bond Index	+33.05%
S&P 500 Consumer Staples Index	+11.24%

At Portfolio 21, we have tended to have a greater percentage of our portfolio invested in economically sensitive companies than that found in the broad market.  Many companies that produce products making a positive difference in energy use, or limiting environmental degradation, are in fact economically sensitive.  While that exposure hurt our results in the past year, we are maintaining our general portfolio position as we have confidence in the specific companies and management teams.  The change we have made in the portfolio has been to use the price declines of economically sensitive stocks as an opportunity to buy more of what we believe to be the most well positioned companies, while pruning weaker holdings.

We cannot help but to see analogies between the ongoing debt crisis and the state of the global environment.  Both problems are massive and come as a result of decades of habitual borrowing against the future.  These habits were formed during a long period of economic growth fueled, quite literally, by oil and debt.  As long as things were growing fast enough, society seemed willing to ignore the ultimate impacts of the debt load and the myriad environmental crises being created alongside all the growth.

One has to wonder, if we had not taken on all the debt and pushed the pace of industrial development and consumerism, maybe we could have done things in a manner that would not have been quite so harmful to the environment.  Will that be the silver lining to today’s debt-laden storm clouds?  We’d love to say yes, we think that the world will slow down responsibly and begin to mend the many issues that the debt and oil driven growth binge has created.  However, we do not think it makes any sense at all to pin our future on hopes for societal change.  We need to make sure that we are invested in the companies that have already recognized these issues and made required changes:  the farsighted global leaders, focused on environmental issues as well as financial quality.

Management Discussion of Fund Performance

The last twelve months saw investors flocking to the relative growth and perceived safety of U.S. stocks in the midst of a global slowdown.  The fund was underweight U.S. stocks, and overweight European Industrial stocks, which produced a drag on performance.  We continue with this general positioning as we find many excellent companies with attractive stock prices outside of the U.S.

Outside of the U.S. market, the globe was awash in big negative numbers with the eurozone leading the way.  As expected, the fund’s overweight position in Spain hurt performance.  Investors fled from everything Spanish, even stocks like Telefonica, which gets less than 30% of its revenue from its home country.  Our feeling is that European companies are being painted with too broad of a brush.  As a result, not only have weak companies been sold off, but many large European companies with global reach and strong financials have experienced stock price declines to the point that we believe they will be a source of good returns for the fund in the future.

On the sector side, our belief that conventional energy stocks are in secular decline helped, as the Energy sector underperformed and we had virtually no exposure.  Our overweighting of Technology also helped, as companies continued to invest in productivity tools as opposed to new hires.

The biggest performance drag sector-wise was our exposure to large European Industrials.  While they suffered from the locations of their headquarters, longer-term these companies are focused on what the world will need:  doing more with less.  Building efficiency, power efficiency, and transportation efficiency are all themes we see playing out well for the fund as carbon constraints increase.

Individually, the big European Industrials like Siemens, ABB, SKF and Schneider Electric were all down by 30 to 50% for the 12 month period.  A couple of U.S. stocks, Johnson Controls and NetApp, failed to meet earnings estimates and were penalized 30-40% as the market assigned them “show me” status.

Novo Nordisk was again a top performer as it continued to stay ahead of the competition in insulin analogues.  Samsung and Apple were also winners, fighting to fulfill the seemingly endless desire for high-end smart phones.  eBay extended its comeback, thanks in no small part to PayPal, and Ecolab’s acquisition of Nalco continued to please investors.

We have cut the number of names in the fund over the last 12 months.  The further concentration is due to increased confidence in the financial and ecological profile of our core holdings.  Indeed, we were quite happy with the fundamental performance of our companies over the last year and are quite optimistic that better stock returns will follow.  The following table highlights some of the past, present, and future metrics that illustrate the fund’s fundamental and valuation positives.

		MSCI World
	Portfolio 21	Equity Index
EPS – 5 Year Geometric Growth	7.6	6.2
Net Sales – 5 Year Geometric Growth	9.3	7.3
5 Year Average Return On Equity	25.7	21.9

Last 12 months Sales Growth	14.1	11.2
Last 12 months EBITDA Growth	14.5	7.2

Estimated Long-Term Growth Rate	11.5	10.9
Estimated PEG Ratio	1.2	1.6
Estimated ROE	24	22.5

This is not a forecast of the Fund’s future performance.  Earnings growth for a Fund holding does not guarantee a corresponding increase in the market value of the holding or the Fund.

Again, thank you for your patience and loyalty.  Since Portfolio 21 began in 1999, we remain true to our investment philosophy and long-term approach.  We believe Portfolio 21’s investment process identifies companies that have a higher probability of adaptation in the context of ecological limits, making them better investments over the long term.  As always, we welcome your comments and questions.  You can reach us at welcome@portfolio21.com.

Sincerely,

The Portfolio 21 Investment Management Team

John Streur	Jim Madden	Tony Tursich
President	Chief Investment Officer	Senior Portfolio Manager

Beth Williamson	Emily Lethenstrom
Senior Research Analyst	Senior Research Analyst

Portfolio 21 invests in foreign securities, which are subject to the risks of currency fluctuations, political and economic instability and differences in accounting standards.  The Fund invests in smaller companies that involve additional risks such as limited liquidity and greater volatility.

The Fund’s environmental policy could cause it to make or avoid investments that could result in the portfolio underperforming similar funds that do not have an environmental policy.

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security.  Please see the following annual report for the fund’s holdings as of June 30, 2012.

Current and future portfolio holdings are subject to risk.

The MSCI World Equity Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance.  The New York Mercantile Exchange, or NYMEX, is a commodity exchange where natural gas, electricity and other futures and options are traded.  NYMEX WTI Crude Oil is a grade of crude oil used as a benchmark in oil pricing.  NYMEX Natural Gas futures contract is widely used as a benchmark for natural gas prices.  The London Metal Exchange, or LME, is the world’s largest futures and options exchange for metals.  LME Copper is a standardized exchange-traded contract, which is used as a benchmark in pricing copper.  The Intercontinental Exchange, or ICE, is the principle futures exchange for cotton.  ICE Cotton is a futures contract on cotton, which is used as a benchmark for cotton pricing.  The MSCI World Materials Index is a component of the MSCI World Index and represents the material securities defined by MSCI.  The MSCI World Industrials Index is a free float-adjusted market capitalization weighted index that is designed to measure the industrials sector performance of 23 developed markets around the world.  The U.S. Dollar Index measures the value of the dollar against a basket of six major currencies.  The Gold Spot price is quoted as U.S. Dollar per Troy Ounce.  The Japanese yen is the official currency of Japan.  The conventional market quotation is the number of yen per U.S. dollar.  It is an independent, free- floating currency.  The Barclays Capital U.S. 7-10 Year Treasury Bond Index measures the performance of U.S. Treasury securities that have a remaining maturity of at least seven years and less than 10 years.  The Barclays Capital U.S. 20+ Year Treasury Bond Index measures the performance of U.S. Treasury securities that have a remaining maturity of at least 20 years.  The S&P 500 Consumer Staples Index is an unmanaged index considered representative of the consumer staples market.

Investment performance reflects fee waivers in effect.  In the absence of such waivers, total return would be reduced.  Must be preceded or accompanied by a current prospectus.  Please refer to the prospectus for important information about the Fund including investment objectives, risks, charges, and expenses.

The Price to Earnings (P/E) Ratio reflects the multiple of earnings at which a stock sells.

Earnings per share is calculated by taking the total earnings divided by the number of shares outstanding.

Return on Equity is the amount, expressed as a percentage, earned on a company’s common stock investment for a given period.

EBITDA is earnings before interest, taxes, depreciation and amortization.

The PEG ratio is the forward P/E ratio divided by the projected EPS growth rate.

The Fund is distributed by Quasar Distributors, LLC.

(This Page Intentionally Left Blank.)

Portfolio 21

PORTFOLIO HOLDINGS BY COUNTRY at June 30, 2012

	Portfolio Holdings	Percent of Net Assets

Belgium	$3,627,799	1.0%
Brazil	8,858,103	2.4%
Canada	6,120,420	1.6%
Denmark	22,773,118	6.2%
France	24,264,851	6.6%
Germany	6,843,689	1.8%
Hong Kong	8,783,904	2.4%
Ireland	4,012,500	1.1%
Japan	6,905,324	1.9%
Netherlands	7,680,963	2.1%
South Korea	8,569,326	2.3%
Singapore	2,156,153	0.6%
Spain	10,946,296	3.0%
Sweden	23,221,021	6.3%
Switzerland	25,213,681	6.9%
United Kingdom	19,717,872	5.4%
United States	177,567,804	48.3%
Other Assets in Excess
of Liabilities:	514,586	0.1%
Total	$367,777,410	100.0%

EXPENSE EXAMPLE for the Six Months Ended June 30, 2012 (Unaudited)

As a shareholder of Portfolio 21 (the “Fund”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including investment advisory fees, distribution fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (1/1/12 – 6/30/12).

Actual Expenses

The first line of the table below provides information about actual account values based on actual returns and actual expenses.  Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request a redemption be made by wire transfer, the Fund’s transfer agent currently charges a $15.00 fee.  You will be charged a redemption fee equal to 2% of the net amount of the redemption if you redeem your shares less than 60 calendar days after you purchase them.  An Individual Retirement Account (“IRA”) will be

Portfolio 21

EXPENSE EXAMPLE (Unaudited), Continued

charged a $15.00 annual maintenance fee.  Currently, Portfolio 21 Investments, the Fund’s advisor, is paying the IRA annual maintenance fee. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds may vary.  These expenses are not included in the example below.  The example below includes, but is not limited to, investment advisory fees, shareholder servicing fees, fund accounting fees, custody fees and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Portfolio 21

EXPENSE EXAMPLE (Unaudited), Continued

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	1/1/12	6/30/12	1/1/12 – 6/30/12*
Portfolio 21 – Retail Class Actual	$1,000	$1,029	$7.31
Hypothetical (5% annual
return before expenses)	$1,000	$1,018	$7.27

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	1/1/12	6/30/12	1/1/12 – 6/30/12*
Portfolio 21 – Institutional
Class Actual	$1,000	$1,030	$5.80
Hypothetical (5% annual
return before expenses)	$1,000	$1,019	$5.77

*
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.45 for Retail Class shares and 1.15% for Institutional Class shares  multiplied by the average account value over the period multiplied by 182/366 (to reflect the one-half year period).

Portfolio 21 – Retail Class
Value of $10,000 vs MSCI World Index and S&P 500® Index

Average Annual Returns for the periods ended June 30, 2012

	1 Year	5 Year	10 Year
Portfolio 21 - Retail Class	-9.34%	-2.82%	5.58%
MSCI World Index	-4.42%	-2.40%	5.74%
S&P® 500 Index	5.45%	0.22%	5.33%

This Chart illustrates the performance of a hypothetical $10,000 investment made on June 30, 2002, and is not intended to imply any future performance.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distribution or the redemption of fund shares.  The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced.  The chart assumes reinvestment of capital gains and dividends, but does not reflect redemption of fees.

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-877-351-4115.

Portfolio 21 – Institutional Class
Value of $1,000,000 vs MSCI World Index and S&P 500® Index

Average Annual Returns for the periods ended June 30, 2012

				Since
				Inception
	1 Year	3 Year	5 Year	3/30/2007
Portfolio 21 – Institutional Class	-9.09%	7.99%	-2.54%	-1.30%
MSCI World Index	-4.42%	11.58%	-2.40%	-1.07%
S&P® 500 Index	5.45%	16.40%	0.22%	1.38%

This Chart illustrates the performance of a hypothetical $10,000 investment made on March 30, 2007, and is not intended to imply any future performance.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distribution or the redemption of fund shares.  The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced.  The chart assumes reinvestment of capital gains and dividends, but does not reflect redemption of fees.

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-877-351-4115.

Portfolio 21

SCHEDULE OF INVESTMENTS at June 30, 2012

Shares		Value
COMMON STOCKS: 96.1%
Automobiles & Components: 2.3%
59,000	Deere & Co.
	(United States)	$4,771,330
130,000	Johnson
	Controls, Inc.
	(United States)	3,602,300
		8,373,630
Banks: 1.2%
450,000	New Resource
	Bank (United
	States) (a) (b)	1,575,000
55,000	Royal Bank of Canada
	(Canada) (a)	2,817,798
		4,392,798
Capital Goods: 8.4%
150,000	ABB Ltd.
	(Switzerland)	2,449,230
261,200	Ameresco, Inc.
	(United States) (a)	3,116,116
240,000	Atlas Copco AB -
	Class A (Sweden)	5,164,986
102,000	Eaton Corp.
	(United States)	4,042,260
300,000	Mitsubishi Electric
	Corp. (Japan)	2,509,940
60,000	Schneider Electric
	SA (France)	3,335,030
34,000	Siemens AG -
	Registered Shares
	(Germany)	2,856,929
213,300	SKF AB -
	Class B (Sweden)	4,204,565
80,000	Tennant Co.
	(United States)	3,196,000
		30,875,056
Commercial Services & Supplies: 1.5%
165,000	Waste Management, Inc.
	(United States)	5,511,000

Communications Equipment: 1.5%
600,000	Ericsson (Sweden)	5,489,834

Computers & Peripherals: 1.7%
10,800	Apple, Inc.
	(United States) (a)	6,307,200

Construction & Engineering: 1.0%
145,000	Quanta Services, Inc.
	(United States) (a)	3,490,150

Consumer Durables & Supplies: 2.7%
90,000	Koninklijke Philips
	Electronics NV
	(Netherlands)	1,773,515
147,481	Koninklijke Philips
	Electronics NV -
	ADR (Netherlands)	2,900,951
58,000	Nike, Inc.
	(United States)	5,091,240
		9,765,706
Diversified Financial Services: 0.9%
24,000	Intercontinental-
	Exchange, Inc.
	(United States) (a)	3,263,520

Electrical Equipment: 0.6%
100,000	Generac Holdings, Inc.
	(United States) (a)	2,406,000

Electronic Products: 0.7%
200,000	Corning, Inc.
	(United States)	2,586,000

Food & Staples Retailing: 2.8%
800,000	Tesco PLC
	(United Kingdom)	3,887,849
114,000	United Natural
	Foods, Inc.
	(United States) (a)	6,254,040
		10,141,889
Food, Beverage & Tobacco: 2.6%
200,000	Cosan Ltd. -
	Class A (Brazil)	2,538,000
65,000	Danone
	(France)	4,039,538
90,000	Unilever PLC
	(Netherlands)	3,006,497
		9,584,035

The accompanying notes are an integral part of these financial statements.

Portfolio 21

SCHEDULE OF INVESTMENTS at June 30, 2012, Continued

Shares		Value
Health Care Equipment & Services: 3.9%
140,000	Baxter
	International, Inc.
	(United States)	$7,441,000
75,000	Covidien PLC
	(Ireland)	4,012,500
300,000	Smith & Nephew
	PLC (United
	Kingdom)	3,000,730
		14,454,230
Health Care Providers & Services: 0.8%
50,000	Quest Diagnostics,
	Inc. (United States)	2,995,000

Hotels, Restaurants & Leisure: 0.8%
90,000	Accor SA (France)	2,820,366

Household & Personal Products: 0.6%
100,000	Natura Cosmeticos
	SA (Brazil)	2,305,203
Insurance: 1.2%
138,300	Metlife, Inc.
	(United States)	4,266,555

Internet Software & Services: 1.5%
130,000	eBay, Inc.
	(United States) (a)	5,461,300

IT Services: 0.8%
100,000	Paychex, Inc.
	(United States)	3,141,000

Life Sciences Tools & Services: 1.0%
80,000	Life
	Technologies Corp.
	(United States) (a)	3,599,200

Machinery: 0.8%
120,000	Xylem, Inc.
	(United States)	3,020,400

Materials: 9.3%
24,522	Air Liquide SA
	(France) (a)	2,803,606
125,000	Ecolab, Inc.
	(United States)	8,566,250
235,000	Novozymes A/S -
	Class B (Denmark)	6,093,878
70,000	Nucor Corp.
	(United States)	2,653,000
50,000	Praxair, Inc.
	(United States)	5,436,500
342,000	Svenska Cellulosa
	AB - Class B
	(Sweden)	5,131,180
78,464	Umicore (Belgium)	3,627,799
		34,312,213
Personal Products: 1.1%
35,000	L’oreal (France) (a)	4,095,194

Pharmaceuticals & Biotechnology: 12.1%
160,000	Novartis AG
	(Switzerland)	8,945,811
115,000	Novo-Nordisk A/S
	(Denmark)	16,679,240
80,000	Roche Holdings AG
	(Switzerland)	13,818,640
65,000	Waters Corp.
	(United States) (a)	5,165,550
		44,609,241
Real Estate: 2.0%
1,000,000	Capitaland Ltd.
	(Singapore)	2,156,153
30,000	Jones Lang
	Lasalle, Inc.
	(United States)	2,111,100
17,000	Unibail-Rodamco
	SA (France)	3,131,579
		7,398,832
Retailing: 1.8%
90,000	Hennes & Mauritz AB -
	Class B (Sweden)	3,230,455
275,000	Staples, Inc.
	(United States)	3,588,750
		6,819,205
Semiconductors & Semiconductor
Equipment: 4.4%
275,000	Applied
	Materials, Inc.
	(United States)	3,151,500

The accompanying notes are an integral part of these financial statements.

Portfolio 21

SCHEDULE OF INVESTMENTS at June 30, 2012, Continued

Shares		Value
Semiconductors & Semiconductor
Equipment (Continued)
160,000	Intel Corp.
	(United States)	$4,264,000
8,092	Samsung
	Electronic Co. Ltd.
	(South Korea)	8,569,327
		15,984,827
Software & Services: 6.6%
115,000	Adobe Systems, Inc.
	(United States) (a)	3,722,550
146,000	Autodesk, Inc.
	(United States) (a)	5,108,540
26,500	Google, Inc.
	(United States) (a)	15,371,855
		24,202,945
Technology Hardware & Equipment: 5.5%
300,000	Cisco Systems, Inc.
	(United States)	5,151,000
46,000	International Business
	Machines Corp.
	(United States)	8,996,680
55,000	Itron, Inc.
	(United States) (a)	2,268,200
115,000	NetApp, Inc.
	(United States) (a)	3,659,300
		20,075,180
Telecommunication Services: 4.6%
550,000	China Mobile Ltd.
	(Hong Kong)	6,037,620
500,000	Telefonica SA
	(Spain)	6,581,736
150,000	Vodafone Group PLC
	(United Kingdom) -
	ADR	4,227,000
		16,846,356
Transportation: 4.4%
45,000	Canadian Pacific
	Railway Ltd.
	(Canada) (a)	3,302,623
70,000	East Japan Railway
	Co. (Japan)	4,395,384
75,000	Expeditors
	International of
	Washington, Inc.
	(United States)	2,906,250
30,000	FedEx Corp.
	(United States)	2,748,300
800,000	MTR Corp.
	(Hong Kong)	2,746,284
		16,098,841
Utilities: 5.0%
30,000	ITC Holdings Corp.
	(United States)	2,067,300
400,000	National Grid PLC
	(United Kingdom)	4,239,200
170,000	Ormat Technologies,
	Inc. (United States)	3,636,300
100,000	Red Electrica
	Corporacion SA
	(Spain)	4,364,560
200,000	Scottish & Southern
	Energy PLC
	(United Kingdom)	4,363,092
		18,670,452
TOTAL COMMON STOCKS
(Cost $291,086,236)		353,363,358

PREFERRED STOCKS: 2.2%

Banks: 1.1%
270,000	Banco Bradesco
	SA (Brazil)	4,014,900

Household & Personal Products: 1.1%
60,000	Henkel KGaA
	(Germany)	3,986,760

TOTAL PREFERRED STOCKS
(Cost $6,821,407)		8,001,660

The accompanying notes are an integral part of these financial statements.

Portfolio 21

SCHEDULE OF INVESTMENTS at June 30, 2012, Continued

Shares		Value
	SHORT-TERM INVESTMENT: 1.6%
	Money Market Fund: 1.6%
5,897,806	Fidelity Money
	Market Portfolio -
	Select Class,
	0.129%^	$5,897,806
	TOTAL SHORT-TERM INVESTMENT
	(Cost $5,897,806)	5,897,806
	TOTAL INVESTMENTS IN SECURITIES: 99.9%
	(Cost $303,805,449)	367,262,824
	Other Assets in Excess
	of Liabilities: 0.1%	514,586
	TOTAL NET ASSETS: 100.0%	$367,777,410

(a)	Non-income producing security.
(b)	A portion of this security is considered illiquid. As of June 30, 2012 the total market value of securities illiquid was $1,575,000 or 0.04% of net assets.
ADR American Depository Receipt
^	7-day yield as of June 30, 2012.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Fund’s Administrator, U.S. Bancorp Fund Services, LLC.

Percent
of Total
Country	Net Assets
Belgium	1.0%
Brazil	2.4%
Canada	1.6%
Denmark	6.2%
France	6.6%
Germany	1.8%
Hong Kong	2.4%
Ireland	1.1%
Japan	1.9%
Netherlands	2.1%
South Korea	2.3%
Singapore	0.6%
Spain	3.0%
Sweden	6.3%
Switzerland	6.9%
United Kingdom	5.4%
United States	48.3%
Other Assets in Excess
of Liabilities:	0.1%
100.0%

The accompanying notes are an integral part of these financial statements.

Portfolio 21

STATEMENT OF ASSETS AND LIABILITIES at June 30, 2012

ASSETS
Investments in securities, at value Cost ($303,805,449) (Note 2)	$367,262,824
Cash	28,093
Receivables:
Dividends and interest	1,224,049
Fund shares sold	694,970
Prepaid expenses	32,374
Total assets	369,242,310

LIABILITIES
Payables:
Due to custodian	600,000
Fund shares redeemed	285,015
Investment advisory fees	285,695
Administration fees	33,652
Custody fees	16,625
Fund accounting fees	12,968
Distribution fees	147,732
Transfer agent fees	37,016
Chief Compliance Officer fees	2,127
Other accrued expenses	44,070
Total liabilities	1,464,900
NET ASSETS	$367,777,410

COMPONENTS OF NET ASSETS
Paid-in capital	$346,706,122
Undistributed net investment income	2,685,879
Accumulated net realized loss on investments and
foreign currency transactions	(45,049,645)
Net unrealized appreciation on investments	63,457,375
Net unrealized depreciation on foreign currency and
translation of other assets and liabilities in foreign currency	(22,321)
Net assets	$367,777,410
Retail Class:
Net Assets	$235,518,330
Shares issued and outstanding
(unlimited number of shares authorized without par value)	7,781,519
Net asset value, offering price, and redemption price per share	$30.27
Institutional Class:
Net Assets	$132,259,080
Shares issued and outstanding
(unlimited number of shares authorized without par value)	4,375,616
Net asset value, offering price, and redemption price per share	$30.23

The accompanying notes are an integral part of these financial statements.

Portfolio 21

STATEMENT OF OPERATIONS For the year ended June 30, 2012

INVESTMENT INCOME
Dividends (net of foreign withholding tax of $1,015,437)	$9,135,458
Interest	29,809
Total investment income	9,165,267

EXPENSES (Note 3)
Investment advisory fees	3,754,826
Distribution fees - Retail Class	596,778
Administration fees	302,577
Transfer agent fees	232,831
Custody fees	118,907
Fund accounting fees	114,950
Registration fees	41,216
Miscellaneous expenses	40,050
Reports to shareholders	37,869
Audit fees	22,772
Chief Compliance Officer fees	12,544
Trustee fees	8,199
Legal fees	6,751
Insurance expense	3,182
Total expenses	5,293,452
Net investment income	3,871,815

REALIZED AND UNREALIZED LOSS ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized loss on investments and
foreign currency transactions	(22,579,699)
Change in net unrealized depreciation on
investments and foreign currency	(23,407,312)
Change in net unrealized depreciation of translation
of other assets and liabilities in foreign currency	(75,006)
Net realized and unrealized loss on
investments and foreign currency transactions	(46,062,017)
Net decrease in net assets
resulting from operations	$(42,190,202)

The accompanying notes are an integral part of these financial statements.

Portfolio 21

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	June 30,	June 30,
	2012	2011
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$3,871,815	$3,137,612
Net realized loss on investments
and foreign currency transactions	(22,579,699)	(2,167,717)
Change in net unrealized appreciation (depreciation)
on investments and foreign currency	(23,407,312)	83,409,917
Change in net unrealized appreciation (depreciation)
of translation of other assets and
liabilities in foreign currency	(75,006)	58,303
Net increase (decrease) in net assets
resulting from operations	(42,190,202)	84,438,115

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Retail Class	(1,866,735)	(1,177,822)
Institutional Class	(1,670,940)	(1,237,204)
Total distributions to shareholders	(3,537,675)	(2,415,026)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from net
change in outstanding shares - Retail Class (a)	(439,392)	20,462,063
Net increase (decrease) in net assets derived from net
change in outstanding shares -
Institutional Class (c)	(25,483,711)	27,647,051
Total increase (decrease) in net assets from
capital share transactions	(25,923,103)	48,109,114
Total increase (decrease) in net assets	(71,650,980)	130,132,203

NET ASSETS
Beginning of year	439,428,390	309,296,187
End of year	$367,777,410	$439,428,390
Undistributed net investment income	$2,685,879	$2,377,147

The accompanying notes are an integral part of these financial statements.

Portfolio 21

STATEMENT OF CHANGES IN NET ASSETS, Continued

(a)  Summary of capital share transactions for Retail Class shares is as follows:

	Year Ended		Year Ended
	June 30, 2012		June 30, 2011
	Shares	Value	Shares	Value
Shares sold	1,640,536	$50,060,578	1,847,094	$59,115,177
Shares issued in reinvestment
of distributions	59,974	1,704,453	34,408	1,104,163
Shares redeemed (b)	(1,721,192)	(52,204,423)	(1,244,215)	(39,757,277)
Net increase (decrease)	(20,682)	$(439,392)	637,287	$20,462,063

(b)  Net of redemption fees of $22,870 and $7,800, respectively.

(c)  Summary of capital share transactions for Institutional Class shares is as follows:

	Year Ended		Year Ended
	June 30, 2012		June 30, 2011
	Shares	Value	Shares	Value
Shares sold	1,068,186	$32,187,975	1,730,995	$54,790,167
Shares issued in reinvestment
of distributions	46,774	1,325,571	30,961	991,067
Shares redeemed (d)	(1,992,956)	(58,997,257)	(875,926)	(28,134,183)
Net increase (decrease)	(877,996)	$(25,483,711)	886,030	$27,647,051

(d)  Net of redemption fees of $10 and $1,935, respectively.

The accompanying notes are an integral part of these financial statements.

Portfolio 21

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the year

Retail Class
	Year Ended June 30,
	2012	2011	2010	2009	2008
Net asset value,
beginning of year	$33.67	$26.83	$24.71	$32.56	$36.54

INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.25 *	0.20	0.14	0.18	0.34
Net realized and unrealized
gain (loss) on investments	(3.41)	6.80	2.14	(7.64)	(3.98)
Total from investment operations	(3.16)	7.00	2.28	(7.46)	(3.64)

LESS DISTRIBUTIONS:
From net investment income	(0.24)	(0.16)	(0.16)	(0.37)	(0.23)
From net realized gain	—	—	—	(0.02)	(0.11)
Total distributions	(0.24)	(0.16)	(0.16)	(0.39)	(0.34)
Paid-in capital from
redemption fees (Note 2)	0.00 **	0.00 **	0.00 **	0.00 **	0.00 **
Net asset value, end of year	$30.27	$33.67	$26.83	$24.71	$32.56
Total return	(9.34)%	26.12%	9.19%	(22.78)%	(10.09)%

SUPPLEMENTAL DATA:
Net assets,
end of year (millions)	$235.5	$262.7	$192.2	$155.8	$176.9
Portfolio turnover rate	28%	8%	10%	13%	4%

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived/recouped
and expenses absorbed	1.46%	1.45%	1.48%	1.51%	1.49%
After fees waived/recouped
and expenses absorbed	1.46%	1.46%	1.50%	1.50%	1.50%

RATIO OF NET INVESTMENT INCOME
TO AVERAGE NET ASSETS:
Before fees waived/recouped
and expenses absorbed	0.83%	0.67%	0.57%	0.86%	1.13%
After fees waived/recouped
and expenses absorbed	0.83%	0.66%	0.55%	0.87%	1.12%

*	Average shares method.
**	Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Portfolio 21

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the year

Institutional Class
	Year Ended June 30,
	2012	2011	2010	2009	2008
Net asset value,
beginning of year	$33.64	$26.80	$24.67	$32.59	$36.57

INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.37 *	0.30	0.23	0.38	0.42
Net realized and unrealized
gain (loss) on investments	(3.45)	6.79	2.13	(7.78)	(3.96)
Total from investment operations	(3.08)	7.09	2.36	(7.40)	(3.54)

LESS DISTRIBUTIONS:
From net investment income	(0.33)	(0.25)	(0.23)	(0.50)	(0.33)
From net realized gain	—	—	—	(0.02)	(0.11)
Total distributions	(0.33)	(0.25)	(0.23)	(0.52)	(0.44)
Paid-in capital from
redemption fees (Note 2)	0.00 **	0.00 **	0.00 **	0.00 **	—
Net asset value, end of year	$30.23	$33.64	$26.80	$24.67	$32.59
Total return	(9.09)%	26.49%	9.51%	(22.57)%	(9.82)%

SUPPLEMENTAL DATA:
Net assets,
end of year (millions)	$132.3	$176.7	$117.1	$96.5	$96.5
Portfolio turnover rate	28%	8%	10%	13%	4%

RATIOS OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and
expenses absorbed	1.16%	1.15%	1.18%	1.21%	1.19%
After fees waived and
expenses absorbed	1.16%	1.16%	1.20%	1.20%	1.20%

RATIO OF NET INVESTMENT INCOME
TO AVERAGE NET ASSETS:
Before fees waived and
expenses absorbed	1.21%	1.00%	0.87%	1.21%	1.42%
After fees waived and
expenses absorbed	1.21%	0.99%	0.85%	1.22%	1.41%

*	Average shares method.
**	Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Portfolio 21

NOTES TO FINANCIAL STATEMENTS June 30, 2012

NOTE 1 – ORGANIZATION

Portfolio 21 (the “Fund”) is a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end investment management company.  The Fund commenced operations on September 30, 1999.

The Fund offers Retail and Institutional shares.  Institutional shares are offered primarily for direct investment by investors such as pension and profit-sharing plans, employee benefit trusts, endowments, foundations and corporations.  Each class of shares has equal rights as to earnings and assets except that Retail shares bear Distribution and Sub-Transfer Agent fees.  Each class of shares has exclusive voting rights with respect to matters that affect just that class.  Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets

The investment objective of the Fund is to seek long-term growth of capital.  The Fund seeks to achieve its objective by investing primarily in common stocks of domestic and foreign companies of any size market capitalization that satisfy certain environmental responsibility criteria.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with accounting principles generally accepted in the United States of America.

A.
Security Valuation.  All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), are valued at the last reported sale price on the exchange on which the security is principally traded.  Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”).  If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used.  All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market.  If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

For foreign securities traded on foreign exchanges the Trust has selected FT Interactive data (“FTID”) to provide pricing data with respect to foreign security holdings held by the Fund.  The use of this third-party

Portfolio 21

NOTES TO FINANCIAL STATEMENTS June 30, 2012, Continued

pricing service is designed to capture events occurring after a foreign exchange closes that may affect the value of certain holdings of the Fund’s securities traded on those foreign exchanges.  The Fund utilizes a confidence interval when determining the use of the FTID provided prices.  The confidence interval is a measure of the historical relationship that each foreign exchange traded security has to movements in various indices and the price of the security’s corresponding American Depository Receipt, if one exists.  FTID provides the confidence interval for each security for which it provides a price.  If the FTID provided price falls within the confidence interval the Fund will value the particular security at that price.  If the FTID provided price does not fall within the confidence interval the particular security will be valued at the preceding closing price on its respective foreign exchange, or if there were no transactions on such day, at the mean between the bid and asked prices.

Short-term securities that have maturities of less than 60 days, at the time of purchase, are valued at cost, which when combined with accrued interest, approximates market value.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees.  When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Fund’s Board of Trustees.  Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value.  Different funds could reasonably arrive at different values for the same security.  The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.  The FTID valued foreign securities as discussed in the paragraph above are considered fair valued securities by the Fund.  As of June 30, 2012, the Fund did not hold fair valued securities other than securities fair valued by FTID.

As described above, the Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis.  U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods.  The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Portfolio 21

NOTES TO FINANCIAL STATEMENTS June 30, 2012, Continued

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.  To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Portfolio 21

NOTES TO FINANCIAL STATEMENTS June 30, 2012, Continued

The following is a summary of the inputs used to value the Fund’s net assets as of June 30, 2012:

	Level 1	Level 2	Level 3	Total
Common Stocks^
Consumer Discretionary	$3,588,750	$6,050,821	$—	$9,639,571
Consumer Staples	16,188,483	15,029,079	—	31,217,562
Financials	12,458,973	6,862,732	—	19,321,705
Health Care	23,213,250	42,444,422	—	65,657,672
Industrials	48,165,180	29,435,863	—	77,601,043
Information Technology	66,037,625	14,059,161	—	80,096,786
Materials	16,655,750	17,656,461	—	34,312,211
Telecommunication Services	4,227,000	12,619,356	—	16,846,356
Utilities	5,703,600	12,966,852	—	18,670,452
Total Common Stocks	196,238,611	157,124,747	—	353,363,358
Preferred Stocks^	4,014,900	3,986,760	—	8,001,660
Short-Term Investment	5,897,806	—	—	5,897,806
Total Investments
in Securities	$206,151,317	$161,111,507	$—	$367,262,824
^ See Schedule of Investments for industry breakout.

The Fund did not have transfers into or out of the Levels 1 or 2 during the year ended June 30, 2012.
B.
Foreign Currency.  Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.  Such fluctuations are included with the net realized and unrealized gain or loss from investments.

The Fund reports net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign exchange gains and losses arise from changes in the fair values of

Portfolio 21

NOTES TO FINANCIAL STATEMENTS June 30, 2012, Continued

assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
C.
Federal Income Taxes.  The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2009-2011), or expected to be taken in the Fund’s 2012 tax returns.  The Fund identifies its major tax jurisdictions as U.S. Federal and Massachusetts State; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

D.
Security Transactions and Investment Income.  Investment securities transactions are accounted for on the trade date.  Gains and losses realized on sales of securities are determined on a specific identification basis.  Discounts/premiums on debt securities purchased are accreted/ amortized over the life of the respective securities using the effective interest method.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on an accrual basis.  Other non-cash dividends are recognized as investment income at the fair value of the property received.  Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

E.	Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains on securities for the Fund normally, which are determined in accordance with income tax

Portfolio 21

NOTES TO FINANCIAL STATEMENTS June 30, 2012, Continued

regulations, are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.
F.
Use of Estimates.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

G.
Share Valuation.  The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent.  The Fund’s shares will not be priced on the days on which the NYSE is closed for trading.  The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share.  The Fund charges a 2.00% redemption fee on shares held less than 60 days.  This fee is deducted from the redemption proceeds otherwise payable to the shareholder.  The Fund retains the fee charged as paid-in-capital and such fees become part of the Fund’s daily NAV calculation.

H.
Guarantees and Indemnifications.  In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

I.
Illiquid Securities. A security may be considered illiquid if it lacks a readily available market.  Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the fund.  Illiquid securities may be valued under methods approved by the Fund’s Board of Trustees as reflecting fair value.  The Fund intends to invest no more than 15% of its net assets in illiquid securities.

J.
Reclassification of Capital Accounts.  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended June 30, 2012, the Fund decreased undistributed net investment income by $25,408,

Portfolio 21

NOTES TO FINANCIAL STATEMENTS June 30, 2012, Continued

decreased accumulated net realized loss by $25,407 and increased paid-in capital by $1.
K.
Subsequent Events.  In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.  The Fund has determined that there are no subsequent events that would need to be disclosed in the Fund’s Financial Statements.

L.
New Accounting Pronouncement.  In May 2011, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)”.  ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and  IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs.  In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements.  The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011.  At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

In December 2011, FASB issued ASU No. 2011-11 related to disclosures about offsetting assets and liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented. The Fund is currently evaluating the impact ASU 2011-11 will have on the financial statement disclosures.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Portfolio 21 Investments, (the “Advisor”) provides the Fund with investment management services under an Investment Advisory Agreement (the

Portfolio 21

NOTES TO FINANCIAL STATEMENTS June 30, 2012, Continued

“Agreement”).  Under the Agreement, the Advisor furnishes all investment advice, office space, certain administrative services, and provides most of the personnel needed by the Fund.  As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.95% based upon the average daily net assets of the Fund.  As compensation for its services, for the year ended June 30, 2012, the Fund incurred $3,754,826 in advisory fees.

The Advisor has contractually agreed to limit the Fund’s annual ratio of expenses to 1.50% for the Retail Class and 1.20% for the Institutional Class of the Fund’s average daily net assets.  The contract’s term is indefinite and may be terminated only by the Board of Trustees.

The Advisor is permitted to seek reimbursement from the Fund, subject to limitations for fees waived and/or Fund expenses it pays over the following three years after payment.  As of June 30, 2012, the Fund has recouped all available fees and/or Fund expenses waived.

The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any Reimbursement.  Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated.

U.S. Bancorp Fund Services, LLC (the “USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund’s Administrator (the “Administrator”) and, in that capacity, performs various administrative and accounting services for the Fund.  USBFS also serves as the Fund’s fund accountant, transfer agent, dividend disbursing agent and registrar.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund.  The administrator also prepares reports and materials to be supplied to the trustees, monitors the activities of the Fund’s custodian, transfer agent and accountants, coordinates the preparation and payment of the Fund’s expenses, and reviews the Fund’s expense accruals.  For the year ended June 30, 2012, the Fund incurred $302,577 in administration fees.  The officers of the Trust are employees of the Administrator.  The Chief Compliance Officer is also an employee of the Administrator.  For the year ended June 30, 2012, the Fund was allocated $12,544 of the Trust’s Chief Compliance Officer fee.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  U.S. Bank, N.A. (the “Custodian”) serves as custodian to the Fund.  Both the Distributor and Custodian are affiliates of the Administrator.

Portfolio 21

NOTES TO FINANCIAL STATEMENTS June 30, 2012, Continued

The Fund has adopted a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act with respect to Retail shares.  The Plan provides that the Fund may pay a fee to the Advisor, as Distribution Coordinator, at an annual rate of up to 0.25% of the average daily net assets of Retail shares.  No distribution fees are paid by Institutional shares.  The fee is paid to the Distribution Coordinator as compensation for distribution-related activities, not reimbursement for specific expenses incurred.  For the year ended June 30, 2012, the Fund incurred $596,778 in distribution fees.

The Fund has entered into Sub-Transfer Agent Arrangements (the “Arrangements”) with respect to Retail Class shares.  Under the Arrangements, the Fund will pay Sub-Transfer Agents, at an annual rate of up to 0.05% of the average daily net assets of Retail shares.  All Arrangements must be approved by the Board of Trustees.  For the year ended June 30, 2012, the Fund incurred $119,355 in Sub-Transfer Agent fees.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

For the year ended June 30, 2012, the cost of purchases and the proceeds from the sale of securities, excluding short-term investments, were $106,319,813 and $102,847,896, respectively.

There were no purchases or sales of long-term U.S. Government securities for the year ended June 30, 2012.

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the year ended June 30, 2012 and the year ended June 30, 2011 was as follows:

	June 30, 2012	June 30, 2011
Distributions paid from:
Ordinary income	$3,537,675	$2,415,026

Portfolio 21

NOTES TO FINANCIAL STATEMENTS June 30, 2012, Continued

As of June 30, 2012, the components of accumulated earnings/(losses) on a tax basis were as follows:

Tax cost of investments	$304,409,502
Gross tax unrealized appreciation	82,637,694
Gross tax unrealized depreciation	(19,784,372)
Net unrealized appreciation (depreciation)	62,853,322
Unrealized appreciation on foreign currency
Undistributed ordinary income	3,289,932
Undistributed long-term capital gain	—
Total distributable earnings	3,289,932
Other accumulated gain/(loss)	(45,071,966)
Total accumulated gain/(loss)	$21,071,288

Under tax law, certain capital and foreign currency losses realized after October 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.  At June 30, 2012, the fund deferred, on a tax basis, post October loss of $19,262,273.  At June 30, 2012, the Fund had capital loss carryforwards available for federal income tax purposes of $7,767,442 which expire in 2017, $9,433,697 which expire in 2018, $5,325,263 which expire in 2019 and $3,260,970 of short-term generated which has no expiration; to offset future gains.

Portfolio 21

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of
  Portfolio 21 and
The Board of Trustees of
Professionally Managed Portfolios

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Portfolio 21 (the “Fund”), a series of Professionally Managed Portfolios, as of June 30, 2012 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of June 30, 2012, by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Portfolio 21 as of June 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
August 24, 2012

Portfolio 21

TRUSTEES AND EXECUTIVE OFFICERS

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Fund.  The Board, in turn, elects the officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and its separate series.  The current trustees and officers of the Trust, their dates of birth, positions with the Trust, terms of office with the Trust and length of time served, their principal occupations for the past five years and other directorships are set forth in the table below.

Number of
Portfolios
		Term of	Principal	in Fund	Other
	Position	Office and	Occupation	Complex(2)	Directorships
Name, Age	with the	Length of	During	Overseen	Held During
and Address	Trust(1)	Time Served	Past Five Years	by Trustees	Past Five Years

Independent Trustees of the Trust
Dorothy A. Berry	Chairman	Indefinite	President, Talon	1	Trustee,
(born 1943)	and	Term;	Industries, Inc.		PNC Funds, Inc.
c/o U.S. Bancorp	Trustee	Since	(administrative,
Fund Services, LLC		May	management and
2020 E. Financial Way		1991.	business consulting);
Suite 100			formerly, Executive
Glendora, CA 91741			Vice President and
Chief Operating
Officer, Integrated
Asset Management
(investment adviser
and manager) and
formerly, President,
Value Line, Inc.
(investment
advisory and financial
publishing firm).
Wallace L. Cook	Trustee	Indefinite	Investment	1	The Dana
(born 1939)		Term;	Consultant; formerly,		Foundation;
c/o U.S. Bancorp		Since	Chief Executive Officer,		The University
Fund Services, LLC		May	Rockefeller Trust Co.,		of Virginia Law
2020 E. Financial Way		1991.	(prior thereto Senior		School
Suite 100			Vice President), and		Foundation.
Glendora, CA 91741			Managing Director,
Rockefeller & Co.
(Investment Manager
and Financial
Advisor); formerly,
Senior Vice President,
Norton Simon, Inc.

Portfolio 21

TRUSTEES AND EXECUTIVE OFFICERS, Continued

Number of
Portfolios
		Term of	Principal	in Fund	Other
	Position	Office and	Occupation	Complex(2)	Directorships
Name, Age	with the	Length of	During	Overseen	Held During
and Address	Trust(1)	Time Served	Past Five Years	by Trustees	Past Five Years
Carl A. Froebel	Trustee	Indefinite	Formerly, President	1	None.
(born 1938)		Term;	and Founder,
c/o U.S. Bancorp		Since	National Investor
Fund Services, LLC		May	Data Services, Inc.
2020 E. Financial Way		1991.	(investment related
Suite 100			computer software).
Glendora, CA 91741

Steven J. Paggioli	Trustee	Indefinite	Consultant, since	1	Independent
(born 1950)		Term;	July 2001;		Trustee, The
c/o U.S. Bancorp		Since	formerly, Executive		Managers
Fund Services, LLC		May	Vice President,		Funds; Trustee,
2020 E. Financial Way		1991.	Investment Company		Managers
Suite 100			Administration, LLC		AMG Funds,
Glendora, CA 91741			(“ICA”) (mutual		Aston Funds;
			fund administrator).		Advisory Board
Member,
Sustainable
Growth
Advisers, LP;
Independent
Director, Chase
Investment
Counsel.
Interested Trustee and Officers of the Trust
Eric W. Falkeis(3)	President	Indefinite	Senior Vice	1	None.
(born 1973)		Term;	President, and
c/o U.S. Bancorp		Since	Chief Financial
Fund Services, LLC		January	Officer (and other
615 East Michigan St.		2011.	positions), U.S.
Milwaukee, WI 53202	Trustee	Indefinite	Bancorp Fund
		Term;	Services, LLC,
		Since	since 1997.
September
2011.

Patrick J. Rudnick	Treasurer	Indefinite	Vice President,	Not	Not
(born 1973)		Term;	U.S. Bancorp	Applicable.	Applicable.
c/o U.S. Bancorp		Since	Fund Services,
Fund Services, LLC		November	LLC, since 2006;
615 East Michigan St.		2009.	formerly, Manager,
Milwaukee, WI 53202			PricewaterhouseCoopers
LLP (1999-2006).

Portfolio 21

TRUSTEES AND EXECUTIVE OFFICERS, Continued

Number of
Portfolios
		Term of	Principal	in Fund	Other
	Position	Office and	Occupation	Complex(2)	Directorships
Name, Age	with the	Length of	During	Overseen	Held During
and Address	Trust(1)	Time Served	Past Five Years	by Trustees	Past Five Years
Elaine E. Richards	Secretary	Indefinite	Vice President and	Not	Not
(born 1968)		Term;	Legal Compliance	Applicable.	Applicable.
c/o U.S. Bancorp		Since	Officer, U.S.
Fund Services, LLC		February	Bancorp Fund
2020 E. Financial Way		2008.	Services, LLC,
Suite 100			since July 2007;
Glendora, CA 91741			formerly, Vice
President and
Senior Counsel,
Wells Fargo Funds
Management, LLC
(2004-2007).

Donna Barrette	Chief	Indefinite	Vice President	Not	Not
(born 1966)	Compliance	Term:	and Compliance	Applicable.	Applicable.
c/o U.S. Bancorp	Officer	Since	Officer, U.S.
Fund Services, LLC		July	Bancorp Fund
615 East Michigan St.		2011.	Services, LLC
Milwaukee, WI 53202	Anti-	Indefinite	since August 2004.
	Money	Term:
	Laundering	Since
	Officer	July
2011.
	Vice	Indefinite
	President	Term:
Since
July
2011.

(1)	The Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)	The Trust is comprised of numerous series managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Fund, the only one managed by the Adviser.
(3)
Mr. Falkeis is an “interested person” of the Trust as defined by the 1940 Act.  Mr. Falkeis is an Interested Trustee by virtue of the fact that he is an interested person of Quasar Distributors, LLC who acts as principal underwriter to the series of the Trust.

Portfolio 21

FEDERAL TAX INFORMATION (Unaudited)

For the year ended June 30, 2012, Portfolio 21 earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code as follows:

Country	Taxes Withheld	Gross Dividend
Australia	0.0000	0.0028
Austria	0.0006	0.0039
Belgium	0.0006	0.0039
Bermuda	0.0011	0.0074
Brazil	0.0011	0.0074
Canada	0.0000	0.0023
China	0.0000	0.0023
Denmark	0.0014	0.0104
France	0.0006	0.0039
Germany	0.0002	0.0017
Hong Kong	0.0000	0.0009
Italy	0.0001	0.0096
Japan	0.0023	0.0266
Korea, Republic of	0.0007	0.0046
Netherlands	0.0015	0.0100
Singapore	0.0022	0.0146
Spain	0.0016	0.0158
Sweden	0.0016	0.0158
Switzerland	0.0035	0.0235
United Kingdom	0.0000	0.0066
United States	0.0045	0.0301

NOTICE TO SHAREHOLDERS (Unaudited)

For the year ended June 30, 2012, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from the net investment income designated as qualified dividend income was 100%.

For corporate shareholders in the Fund, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended June 30, 2012 was 53%.

Portfolio 21

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request without charge by calling (866) 209-1962.  Furthermore, you can obtain the description on the SEC’s web site at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available upon request without charge by calling (866) 209-1962.  Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s web site at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Fund files its complete schedule of portfolio holdings for its first and third fiscal quarters with the SEC on Form N-Q.  The Fund’s Form N-Q is available upon request without charge by calling (866) 209-1962.  Furthermore, you can obtain the Form N-Q on the SEC’s web site at www.sec.gov.  In addition, Portfolio 21 also discloses its complete  holdings and certain other portfolio characteristics on Portfolio 21’s web site at www.Portfolio21.com generally on the first business day after each month-end.

INFORMATION ABOUT THE FUND’S TRUSTEES (Unaudited)

The Statement of Additional Information (“SAI”) includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling (866) 209-1962.  Furthermore, you can obtain the SAI on the SEC’s web site at www.sec.gov or the Fund’s web site at www.Portfolio21.com.

INFORMATION ABOUT HOUSEHOLDING (Unaudited)

To reduce expenses, we may mail only one copy of the Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts.  If you wish to receive individual copies of these documents, please call us at (866) 209-1962 (or contact your financial institution).  We will begin sending you individual copies thirty days after receiving your request.

INFORMATION ABOUT ELECTRONIC DELIVERY OF DOCUMENTS (Unaudited)

Portfolio 21 is pleased to offer the convenience of viewing shareholder communications, including the Fund prospectuses, annual and semi-annual reports, and proxy statements online.  Please go to www.Portfolio21.com for more information or to sign up for this service.

Portfolio 21

PRIVACY NOTICE (Unaudited)

Portfolio 21 collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you give us orally; and
•	Information about your transactions with us or others.
We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing Portfolio 21.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public information with the same high degree of confidentiality.

In the event that you hold shares of Portfolio 21 through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

(This Page Intentionally Left Blank.)

Advisor
PORTFOLIO 21 INVESTMENTS
721 NW 9th Avenue
Portland, Oregon  97209
(877) 351-4115

Distributor
QUASAR DISTRIBUTORS, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202

Custodian
U.S. BANK, N.A.
Custody Operations
1555 N. RiverCenter Drive, Suite 302
Milwaukee, Wisconsin  53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania  19103

Legal Counsel
PAUL HASTINGS LLP
Park Avenue Tower
75 E. 55th Street, Floor 15
New York, New York  10022

Portfolio 21 – Retail Class
Symbol – PORTX
CUSIP – 742935588

Portfolio 21 – Institutional Class
Symbol – PORIX
CUSIP – 742935356

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Dorothy A. Berry and Messrs. Wallace L. Cook, Carl A. Froebel and Steven J. Paggioli are each an “audit committee financial expert” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

Portfolio 21 Fund

	FYE 6/30/2012	FYE 6/30/2011
Audit Fees	$20,200	$19,600
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	$2,400
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.  All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

   Portfolio 21 Fund

Non-Audit Related Fees	FYE 6/30/2012	FYE 6/30/2011
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title                       /s/Eric W. Falkeis
Eric W. Falkeis, President

Date    August 30, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)                       /s/Eric W. Falkeis
Eric W. Falkeis, President

Date    August 30, 2012

By (Signature and Title)                      /s/Patrick J. Rudnick
Patrick J. Rudnick, Treasurer

Date    August 29, 2012
* Print the name and title of each signing officer under his or her signature.